Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Crane Co. (the “Registrant”) on Form 10-Q for the quarter ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Max H. Mitchell, President and Chief Executive Officer of the Registrant, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to the best of my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
This Certification accompanies this Quarterly Report on Form 10-Q and shall not be treated as having been filed as part of this Quarterly Report on Form 10-Q.

By /s/ Max H. Mitchell
Max H. Mitchell
President and Chief Executive Officer
April 30, 2019